UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Soliciting Material Pursuant to §240.14a-12

UNWIRED PLANET, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Im ortant Notice Regarding the Availability of roxy Materials for the Stockholder Meeting to Be Held on November 12, 2013. UNWIRED LANET, INC. Unwired lanet, inc. 170 SoUth Virginia Street, SUite 201 reno, nV 89501 Meeting Information Meeting Ty e: Annual Meeting For holders as of: Se tember 24, 2013 Date: November 12, 2013 Time: 1:00 M ST Location: Unwired lanet Inc.’s office 170 South Virginia Street, Suite 201 Reno, Nevada 89501 U.S.A. You are receiving this communication because you hold shares in the com any named above. This is not a ballot. You cannot use this notice to vote these shares. This communication resents only an overview of the more com lete roxy materials that are available to you on the Internet. You may view the roxy materials online at www. roxyvote.com or easily request a a er co y (see reverse side). We encourage you to access and review all of the im ortant information contained in the roxy materials before voting. roxy See the materials reverse and side voting of this instructions. notice to obtain M63109- 43463

How to Before Access the You Proxy Vote Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 22, 2013 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. M63110-P43463

The Board of Directors recommends you vote FOR the following proposals and director nominees: 7. Election of Directors Nominees: 01) Philip A. Vachon 02) William Marino 03) Mark Jensen 1. Approval of an Amended and Restated Certicate of 5. Ratication of the selection of KPMG LLP as Unwired Planet’s Incorporation to declassify the Board of Directors. independent registered public accounting rm for the scal year ending June 30, 2014. 2. Approval of the Tax Benets Preservation Agreement. 6. To approve, on an advisory basis, the compensation of Unwired Planet’s named executive of cers as disclosed in this proxy statement. 3. Approval of an Amendment and Restatement of the Amended and Restated 2006 Stock Incentive Plan NOTE: To transact such other business as may properly come before the 2013 Annual Meeting or any adjournment or postponement thereof. 4. Approval of an Amendment and Restatement of the Amended and Restated 1999 Directors’ Equity Compensation Plan. M63111-P43463

M63112-P43463